Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		8/18/2005
2	Payment Date		8/22/2005
3	Collection Period	6/26/2005	7/30/2005	35
4	Monthly Interest Period - Actual	7/20/2005	8/21/2005	33
5	Monthly Interest - Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	—	—	—	—
7	Class A-2 Notes	437,000,000.00	361,850,530.81	51,923,706.32	309,926,824.49	0.7092147
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,313,252,240.22	$51,923,706.32	$1,261,328,533.90

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.9992%	—	—	—	—
13	Class A-2 Notes	2.4700%	744,809.01	2.0583333	52,668,515.33	145.5532350
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	3.5300%	1,022,523.33	3.2358333	1,022,523.33	3.2358333

	Equals: Total Securities		2,796,365.68		54,720,072.00

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	30,189,076.23
17	Sales Proceeds - Early Terminations	21,902,168.80
18	Sales Proceeds - Scheduled Terminations	7,680,375.58
19	Security Deposits for Terminated Accounts	84,651.00
20	Excess Wear and Tear Received	61,875.55
21	Excess Mileage Charges Received	90,075.67
22	Other Recoveries Received	389,832.49

23	Subtotal: Total Collections	60,398,055.32

24	Repurchase Payments	—
25	Postmaturity Term Extension	887,880.20
25e	Net Swap Receipt - Class A-4b	213,563.33
26	Investment Earnings on Collection Account	153,304.45

27	Total Available Funds, prior to Servicer Advances	61,652,803.30

28	Servicer Advance	—

29	Total Available Funds	61,652,803.30

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		1,094,376.87
34	Servicing Fee Shortfall		—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
38e	Net Swap Payment - Class A-4b		—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		2,796,365.68
40	Subtotal: Remaining Available Funds	57,757,060.76
41	Principal Distribution Amount (Item 59)	51,923,706.32
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		51,923,706.32
43	Amount Paid to Reserve Account to Reach Specified Balance		—
43b	Subordinated Swap Termination Payments		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		5,833,354.44

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	21,808,284.71
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	29,227,541.41
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	887,880.20
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	51,923,706.32

55	Remaining Available Funds (Item 40)	57,757,060.76
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	51,923,706.32

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	61,652,803.30
62	Less: Payment Date Advance Reimbursement (Item 71)	—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	1,094,376.87
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,796,365.68
66	Less: Principal Paid to Noteholders (Item 42)	51,923,706.32
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—
68	Less: Subordinated Swap Termination Payments (Item 43b)	—
69	Less: Other Amounts paid to Trustees (Item 44)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	5,833,354.44
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—
75	Payment Date Advance Reimbursement	—
76	Additional Payment Advances for current period	—

77	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		139,117.19

83	Subtotal: Reserve Fund Available for Distribution		51,421,168.47
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,421,168.47
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		139,117.19

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	638	7,969,489.08
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(7,722,325.58)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(163,583.50)
93	Less: Excess Wear and Tear Received		(61,875.55)
94	Less: Excess Mileage Received		(90,075.67)

95	Current Period Net Residual Losses/(Gains)	638	(68,371.22)

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	2,097	1,963,593.81
98	Current Period Net Residual Losses (Item 95)	638	(68,371.22)

99	Ending Cumulative Net Residual Losses	2,735	1,895,222.59

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.11%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	PAGE 3

G.	POOL STATISTICS

101	Collateral Pool Balance Data		Initial	Current

102	Initial Aggregate Securitization Value		1,709,401,709	1,261,328,534
103	Number of Current Contracts		85,972	72,947
104	Weighted Average Lease Rate		4.96%	4.77%
105	Average Remaining Term		28.67	17.14
106	Average Original Term		44.43	44.51
107	Monthly Prepayment Speed			93.19%
		Units	Book Amount	Securitization Value

108	Pool Balance - Beginning of Period	74,940	1,383,616,535	1,313,252,240
109	Depreciation/Payments		(20,031,179)	(21,808,285)
110	Gross Credit Losses	(47)	(776,274)	(833,972)
111	Early Terminations	(1,237)	(21,243,353)	(20,424,081)
112	Scheduled Terminations	(638)	(8,395,632)	(7,969,489)
113	Repurchase/Reallocation	(71)	(950,267)	(887,880)

114	Pool Balance - End of Period	72,947	1,332,219,830	1,261,328,534

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

116	Current	71,811	1,243,339,921	98.57%
117	31 - 90 Days Delinquent	1,003	15,631,990	1.24%
118	90+ Days Delinquent	133	2,356,622	0.19%

119	Total	72,947	1,261,328,534	100.00%

120	Credit Losses:		Units	Amounts

121	Aggregate Securitization Value on charged-off units		47	833,972
122	Aggregate Liquidation Proceeds on charged-off units			(605,624)
123	Recoveries on charged-off units			(167,459)

124	Current Period Aggregate Net Credit Losses/(Gains)		47	60,888

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		490	3,562,801
127	Current Period Net Credit Losses (Item 124)		47	60,888

128	Ending Cumulative Net Credit Losses		537	3,623,689

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.21%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 7-30-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
09/20/2005	40,001,402
10/20/2005	39,711,399
11/20/2005	37,987,547
12/20/2005	41,580,550
01/20/2006	38,646,424
02/20/2006	34,120,810
03/20/2006	34,310,274
04/20/2006	36,361,777
05/20/2006	35,080,464
06/20/2006	29,853,553
07/20/2006	30,795,515
08/20/2006	28,094,570
09/20/2006	43,780,940
10/20/2006	52,796,666
11/20/2006	52,697,449
12/20/2006	52,428,760
01/20/2007	54,219,211
02/20/2007	49,579,324
03/20/2007	46,216,953
04/20/2007	45,893,447
05/20/2007	42,851,283
06/20/2007	36,789,284
07/20/2007	34,700,750
08/20/2007	35,082,788
09/20/2007	34,627,412
10/20/2007	38,348,091
11/20/2007	45,332,545
12/20/2007	36,282,796
01/20/2008	27,886,828
02/20/2007	22,001,107
03/20/2008	7,481,588
04/20/2008	4,736,270
05/20/2008	8,320,266
06/20/2008	20,241,039
07/20/2008	16,048,762
08/20/2008	12,671,204
09/20/2008	9,359,170
10/20/2008	930,420
11/20/2008	879,363
12/20/2008	571,628
01/20/2009	731,367
02/20/2009	476,951
03/20/2009	108,755
04/20/2009	47,417
05/20/2009	81,424
06/20/2009	157,327
07/20/2009	138,318
08/20/2009	185,305
09/20/2009	102,038
Total:	1,216,328,534

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.